GRAPHIC GOES HERE                                 LETTER HEAD GOES HERE
"SUTHERLAND                                       1275 Pennsylvania Avenue, NW
  ASBIL &                                             Washington, DC 20004-2415
BRENNAN LLP                                                       202.363.0100
ATTORNEYS AT LAW"                                             fax 202.837.8593
                                                                www.sablaw.com

STEPHEN E. ROTH
DIRECT LINE: (202) 383-0138
Internet: sroth@sablaw.com

                                 April 27, 1999

Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 1 (file number 333-68551) to the Registration Statement on Form N-4 filed by Protective Life Insurance Company and Protective Variable Annuity Separate Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                             Very truly yours,



                                             SUTHERLAND ASBILL & BRENNAN LLP


                                             By: STEPHEN E. ROTH
                                                 ---------------
                                                 Stephen E. Roth


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